Wells Fargo Funds Management, LLC

525 Market Street, 12th Floor

San Francisco, CA 94105

June 3, 2015

Via EDGAR

EDGAR Operations Branch
Division of Investment Management
Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Re: Wells Fargo Funds Trust (the “Trust”)
      Post-Effective Amendment No. 395 to Registration Statement
      No. 333-74295/811-09253

Dear Sir or Madam:

Pursuant to Rule 497(j) under the Securities Act of 1933, as amended (the "Act"), the Trust hereby certifies that, for the Wells Fargo Advantage California Municipal Money Market Fund, Wells Fargo Advantage Cash Investment Money Market Fund, Wells Fargo Advantage Government Money Market Fund, Wells Fargo Advantage Heritage Money Market Fund, Wells Fargo Advantage Money Market Fund, Wells Fargo Advantage Municipal Cash Management Money Market Fund, Wells Fargo Advantage Municipal Money Market Fund, Wells Fargo Advantage National Tax-Free Money Market Fund, Wells Fargo Advantage Treasury Plus Money Market Fund and Wells Fargo Advantage 100% Treasury Money Market Fund (each, a "Fund" and together, the “Funds”), the form of the Funds’ prospectuses and statement of additional information that the Trust would have filed under Rule 497(c) under the Act would not have differed from the prospectuses and statement of additional information contained in the Trust's most recent post-effective amendment (Post-Effective Amendment No. 395 to Registration Statement No. 333-74295/811-09253) (the "Amendment"). The text of the Amendment was filed electronically via EDGAR on May 26, 2015.

If you have any questions or would like further information, please call me at (617) 210-3662.

Sincerely,

  /s/ Brian Montana

Brian Montana

Senior Counsel